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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 25, 2002


                                 KENNAMETAL INC.
             (Exact name of registrant as specified in its charter)

                          Commission file number 1-5318

             PENNSYLVANIA                                 25-0900168
     (State or other jurisdiction                      (I.R.S. Employer
           of incorporation)                          Identification No.)


                               WORLD HEADQUARTERS
                               1600 TECHNOLOGY WAY
                                  P.O. BOX 231
                        LATROBE, PENNSYLVANIA 15650-0231
              (Address of registrant's principal executive offices)

       Registrant's telephone number, including area code: (724) 539-5000


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following financial statements and exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

     (a)  None required

     (b)  None required

     (c)  Exhibits - See Item 9 of this Form 8-K


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ITEM 9.  REGULATION FD DISCLOSURE

On September 25, 2002, Kennametal Inc. (the "Corporation") submitted to the Securities and Exchange Commission, in the form prescribed, the separate sworn statements of its principal executive officer and principal financial officer pursuant to the Securities and Exchange Commission's recent order applicable to issuers with revenues in excess of $1.2 billion. In addition, on that date, the Corporation filed with its annual report on Form 10-K for its fiscal year ended June 30, 2002 the certifications by its chief executive officer and chief financial officer pursuant to Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002.

               Exhibit Index
Exhibit        Description
-------        -----------

  99.1 Statement Under Oath of Principal Executive Officer of Kennametal Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings, executed by Markos I. Tambakeras, Chief Executive Officer of Kennametal Inc. Filed herewith.

  99.2 Statement Under Oath of Principal Financial Officer of Kennametal Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings, executed by F. Nicholas Grasberger III, Chief Financial Officer of Kennametal Inc. Filed herewith.

  99.3 Certification pursuant to 18 U.S.C. Section 1350, as Adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, executed by Markos
          I. Tambakeras, Chief Executive Officer of Kennametal Inc. and F. Nicholas Grasberger III, Chief Financial Officer of Kennametal Inc.
          Exhibit 99.1 of the June 30, 2002 Form 10-K is incorporated herein by reference.

  99.4 Certifications pursuant to Section 302 of Sarbanes-Oxley Act of 2002, executed by Markos I. Tambakeras, Chief Executive Officer of Kennametal Inc. and F. Nicholas Grasberger III, Chief Financial Officer of Kennametal Inc. under the caption Certifications in the June 30, 2002 Form 10-K are incorporated herein by reference.


  99.5    Press Release dated September 25, 2002. Filed herewith.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 KENNAMETAL INC.



     Date:    September 25, 2002             By:  /s/ TIMOTHY A. HIBBARD
                                                 ------------------------------
                                                 Timothy A. Hibbard
                                                 Corporate Controller and
                                                 Chief Accounting Officer